Fund Name	Affiliated Underwriter	Aggregate Principal Amount of Offering	Commission, Spread or Profit	Currency	CUSIP	Date Offering is Due to Commence	Principal Amount Purchased by Other	Issuer Name / Name of Security	Price at Close (Local Currency)	Principal Amount Purchased by the Fund ($USD)	Trade Date	Purchase price (Local Currency)	Security Type	Shares/ Par Value Purchased by Fund	List the Underwriting Syndicate Members	Underwriter/ Seller Purchased From
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.23%	USD	89236TCP8	7/8/2015	24,599,073	Toyota Motor Credit Corporation (TOYOTA 1.55% July 13, 2018)	100	355,697.000	7/8/2015	99.915	(i) Issued under 1933 Act	356,000.000	BNP Paribas, BofA Merrill Lynch, HSBC, JPMorgan, Drexel Hamilton, Fifth Third Securities, ING, Lloyds Securities, Siebert Branford Shank & Co., L.L.C., Societe Generale, SMBC Nikko, UniCredit Capital Markets	HSBC Securities (USA) Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.81%	USD	89236TCQ6	7/8/2015	3,341,759	Toyota Motor Credit Corporation (TOYOTA 2.80% July 13, 2022)	100	698,278.000	7/8/2015	99.754	(i) Issued under 1933 Act	700,000.000	BNP Paribas, BofA Merrill Lynch, HSBC, JPMorgan, Drexel Hamilton, Fifth Third Securities, ING, Lloyds Securities, Siebert Branford Shank & Co., L.L.C., Societe Generale, SMBC Nikko, UniCredit Capital Markets	HSBC Securities (USA) Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.15%	USD	24422ESX8	7/9/2015	17,156,478	John Deere Capital Corporation (DE 1.60% July 13, 2018)	100	534,797.000	7/9/2015	99.962	(i) Issued under 1933 Act	535,000.000	Goldman Sachs, JPMorgan, Mitsubishi UFJ Securities USA Inc., BNP Paribas Securities Corp., Credit Agricole Securities USA , Standard Chartered PLC	Goldman Sachs and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.63%	USD	126650CK4	7/13/2015	13,921,012	CVS Health Corporation (CVS 3.50% July 20, 2022)	100	1,210,479.000	7/13/2015	99.957	(i) Issued under 1933 Act	1,211,000.000	Barclays, BNY Mellon Capital
Markets, LLC, JPMorgan, Wells
Fargo Securities, MUFG, Fifth
Third Securities, Loop Capital
Markets, Mizuho Securities,
KeyBanc Capital Markets,
BB&T Capital Markets, RBC
Capital Markets, PNC Capital
Markets LLC, TD Securities,
SunTrust Robinson Humphrey,
Santander, Capital One
Securities, US Bancorp, SMBC
															Nikko, Regions Securities LLC	Barclays Capital Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	2,000,000,000.00	0.88%	USD	126650CM0	7/13/2015	13,921,012	CVS Health Corporation (CVS 4.875% July 20, 2035)	98	1,625,294.000	7/13/2015	98.443	(i) Issued under 1933 Act	1,651,000.000	Barclays, BNY Mellon Capital
Markets, LLC, JPMorgan, Wells
Fargo Securities, MUFG, Fifth
Third Securities, Loop Capital
Markets, Mizuho Securities,
KeyBanc Capital Markets,
BB&T Capital Markets, RBC
Capital Markets, PNC Capital
Markets LLC, TD Securities,
SunTrust Robinson Humphrey,
Santander, Capital One
Securities, US Bancorp, SMBC
															Nikko, Regions Securities LLC	Barclays Capital Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	700,000,000.00	0.45%	USD	713448CY2	7/14/2015	23,380,067	Pepsico Inc. (PEP 3.50% July 17, 2025)	100	622,075.000	7/14/2015	99.532	(i) Issued under 1933 Act	625,000.000	Goldman Sachs, HSBC, JPMorgan, BBVA, BNP Paribas, Deutsche Bank Securities, Morgan Stanley, BNY Mellon Capital Markets, LLC, Drexel Hamilton, ING, Loop Capital Markets, Societe Generale, TD Securities	Goldman Sachs and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	65,000,000.00	0.12%	USD	26207VAB3	7/15/2015	14,418,552	Santander Consumer USA, Drive Auto Receivables Trust 2015-CA A2A (DRIVE A2A 1.03% February 15, 2018)	100	1,016,968.000	7/15/2015	99.997	(v) Eligible Rule 144A	1,017,000.000	JPMorgan Securities, Citigroup, RBC Capital Markets, Deutsche Bank AG	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	88,630,000.00	0.25%	USD	26207VAG2	7/15/2015	4,685,142	Santander Consumer USA, Drive Auto Receivables Trust 2015-CA D (DRIVE D 4.20% September 15, 2021)	100	1,058,790.000	7/15/2015	99.997	(v) Eligible Rule 144A	1,058,824.000	JPMorgan Securities, Citigroup, RBC Capital Markets, Deutsche Bank AG	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.25%	USD	91324PCL4	7/20/2015	30,504,210	UnitedHealth Group Inc. (UNH 1.90% July 16, 2018)	100	381,515.000	7/20/2015	99.873	(i) Issued under 1933 Act	382,000.000	JPMorgan, Barclays, BofA
Merrill Lynch, Citigroup,
Morgan Stanley, UBS
Investment Bank, BNY Mellon
Capital Markets, LLC, Credit
Suisse, Deutsche Bank
Securities, Goldman, Sachs &
Co., US Bancorp, Wells Fargo
															Securities	Morgan Stanley and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.40%	USD	91324PCN0	7/20/2015	10,826,666	UnitedHealth Group Inc. (UNH 3.35% July 15, 2022)	100	383,528.000	7/20/2015	99.877	(i) Issued under 1933 Act	384,000.000	JPMorgan, Barclays, BofA
Merrill Lynch, Citigroup,
Morgan Stanley, UBS
Investment Bank, BNY Mellon
Capital Markets, LLC, Credit
Suisse, Deutsche Bank
Securities, Goldman, Sachs &
Co., US Bancorp, Wells Fargo
															Securities	Morgan Stanley and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.88%	USD	91324PCQ3	7/20/2015	19,838,037	UnitedHealth Group Inc. (UNH 4.625% July 15, 2035)	100	307,963.000	7/20/2015	99.988	(i) Issued under 1933 Act	308,000.000	JPMorgan, Barclays, BofA
Merrill Lynch, Citigroup,
Morgan Stanley, UBS
Investment Bank, BNY Mellon
Capital Markets, LLC, Credit
Suisse, Deutsche Bank
Securities, Goldman, Sachs &
Co., US Bancorp, Wells Fargo
															Securities	Morgan Stanley and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.50%	USD	00080QAF2	7/21/2015	12,374,746	ABN AMO Bank N.V. (ABNANV 4.75% July 28, 2025 144A)	100	230,381.000	7/21/2015	99.732	(v) Eligible Rule 144A	231,000.000	Bank of America Merrill Lynch, Citigroup Global Markets Inc., Goldman Sachs, JPMorgan, Morgan Stanley	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.28%	USD	55608PAP9	7/23/2015	10,385,544	Macquarie Bank Limited (MQGAU 2.85% July 29, 2020 144A)	100	898,749.000	7/23/2015	99.861	(v) Eligible Rule 144A	900,000.000	Barclays, JPMorgan, Macquarie Bank Ltd., Wells Fargo Securities LLC	Barclays Capital Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.38%	USD	55608PAQ7	7/23/2015	13,520,096	Macquarie Bank Limited (MQGAU 4.00% July 29, 2025 144A)	100	958,589.000	7/23/2015	99.853	(v) Eligible Rule 144A	960,000.000	Barclays, JPMorgan, Macquarie Bank Ltd., Wells Fargo Securities LLC	Barclays Capital Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.25%	USD	06366RU78	7/28/2015	28,093,459	Bank of Montreal (BMO 1.80% July 31, 2018)	100	436,401.000	7/28/2015	99.863	(i) Issued under 1933 Act	437,000.000	BMO Capital Markets Corp.,
Goldman Sachs, Merrill Lynch
Pierce Fenner, Wells Fargo
Securities LLC, Citigroup Global
Markets, Credit Agricole
Securities USA, Credit Suisse
Securities USA, Deutsche Bank
Securities Inc., HSBC Securities,
JPMorgan, Lloyds Capital
Markets, Morgan Stanley, SG
															Americas Securities	Wells Fargo Advisors

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.25%	USD	001282EAX7	7/30/2015	4,913,918	ANZ Bank New Zealand Limited (ANZNZ 2.85% August 6, 2020 144A)	100	477,603.000	7/30/2015	99.917	(v) Eligible Rule 144A	478,000.000	ANZ Securities, Citigroup Global Markets Inc., JPMorgan	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	225,000,000.00	0.65%	USD	03040WAL9	8/10/2015	9,401,588	American Water Capital Corp. (AWK 3.40% March 1, 2025)	100	522,255.000	8/10/2015	99.667	(i) issued under 1933 Act	524,000.000	JPMorgan, Wells Fargo Securities, MUFG, US Bancorp. Regions Securities LLC, Santander, BB&T Capital Markets, PNC Capital Markets LLC, CastleOak Securities, L.P., Drexel Hamilton, Ramirez & Co., Inc.	Wells Fargo Advisors

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,100,000,000.00	0.15%	USD	06406HDD8	8/10/2015	39,384,480	The Bank of New York Mellon Corporation (BK 2.60% August 17, 2020)	100	436,795.000	8/10/2015	99.953	(i) issued under 1933 Act	437,000.000	Barclays Capital Inc., JPMorgan,
Merrill, Lynch, Pierce, Fenner &
Smith Inc., Wells Fargo
Securities, LLC, BNY Mellon
Capital Markets, LLC, Lloyds
Securities Inc., Nomura
Securities International, Inc.,
RBC Capital Markets, LLC,
Santander Investment Securities
Inc., CAVU Securities, LLC,
Samuel A. Ramirez & Company,
															Inc.	Wells Fargo Advisors

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,300,000,000.00	0.45%	USD	857477ATO	8/13/2015	49,755,239	State Street Corporation (STT 3.55% August 18, 2025)	100	1,097,527.000	8/13/2015	99.866	(i) issued under 1933 Act	1,099,000.000	Goldman, Sachs & Co., BofA Merrill Lynch, JPMorgan, Morgan Stanley, Credit Suisse, Deutsche Bank Securities, UBS Investment Bank, Wells Fargo Securities, Siebert Capital Markets, Lebenthal & Co., LLC	Goldman Sachs and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	900,000,000.00	1.00%	USD	13645RAX2	9/8/2015	15,598,000	Canadian Pacific Railway Company (CP 6.125% September 15, 2115)	100	1,175,000.000	9/8/2015	100	(i) Issued under 1933 Act	1,175,000.000	Morgan Stanley, BofA Merrill
Lynch, HSBC, JPMorgan, RBC
Capital Markets, Citigroup,
Wells Fargo Securities, BMO
Capital Markets, CIBC,
Scotiabank, TD Securities,
National Bank of Canada
															Financial Markets, SMBC Nikko	Morgan Stanley and Company LLC

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.35%	USD	49326EEF6	9/8/2015	25,981,323	KeyCorp (KEY 2.90% September 15, 2020)	100	499,910.000	9/8/2015	99.982	(i) Issued under 1933 Act	500,000.000	KeyBanc Capital Markets, Goldman, Sachs & Co., JPMorgan, Morgan Stanley, Citigroup, Deutsche Bank Securities, IFS Securities, Inc., The Williams Capital Group, L.P.	KeyBanc Capital Markets, Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.25%	USD	06538PAA0	9/8/2015	2,100,000	The Bank of Tokyo Mitsubishi UFJ Ltd. (MUFG 2.15% September 14, 2018)	100	899,739.000	9/8/2015	99.971	(v) Eligible Rule 144A	900,000.000	Citigroup Global Markets Ltd, JPMorgan, Mitsubishi UFJ Securities USA Inc, Morgan Stanley & Co. Intl, Merrill Lynch, Barclays Capital, BNP Paribas, Deutsche Bank Securities Inc., HSBC Securities	Morgan Stanley and Company LLC

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.35%	USD	65557CAR4	9/9/2015	6,600,000	Nordeal Bank AB (NDASS 2.50% September 17, 2020 144A)	100	1,396,668.000	9/9/2015	99.762	(v) Eligible Rule 144A	1,400,000.000	Credit Suisse, Goldman Sachs, HSBC Securities, JPMorgan	Credit Suisse Securities (USA) LLC

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.65%	USD	902118BS6	9/9/2015	4,686,000	Tyco International Finance S.A. (TYC 3.90% February 14, 2026)	99	290,902.000	9/9/2015	99.284	(i) Issued under 1933 Act	293,000.000	Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, BBVA, BNP Paribas, BNY Mellon Capital Markets, LLC, Citigroup, JPMorgan, BofA Merrill Lynch, The Williams Capital Group, L.P.	Goldman Sachs and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.60%	USD	09062XAC7	9/10/2015	21,711,000	Biogen Inc. (BIIB 2.90% September 15, 2020)	100	1,151,600.000	9/10/2015	99.792	(i) Issued under 1933 Act	1,154,000.000	Goldman, Sachs & Co., BofA Merrill Lynch, JPMorgan, Morgan Stanley, Credit Suisse, Deutsche Bank Securities, MUFG, HSBC, Mizuho Securities, US Bancorp	Goldman Sachs and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.60%	USD	235851AQ5	9/10/2015	8,042,000	Danaher Corporation (DHR 3.35% September 15, 2025)	100	1,809,409.000	9/10/2015	99.857	(i) Issued under 1933 Act	1,812,000.000	Citigroup, Barclays, Jefferies, JPMorgan, MUFG, Wells Fargo Securities, RBC Capital Markets, Scotiabank, SMBC Nikko, US Bancorp	Citigroup Global Markets Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.45%	USD	25468PDF0	9/14/2015	4,685,000	The Walt Disney Company (DIS 3.15% September 17, 2025)	100	678,382.000	9/14/2015	99.762	(i) Issued under 1933 Act	680,000.000	Goldman, Sachs & Co.,
JPMorgan, BofA Merrill Lynch,
BNP Paribas, Lloyds Securities,
SMBC Nikko, US Bancorp, The
Williams Capital Group, L.P.,
Guzman & Company, Lebenthal
Capital Markets, Ramirez & Co.,
Inc., Siebert Brandford Shank &
															Co., LLC	Goldman Sachs and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	300,000,000.00	0.65%	USD	546676AW7	9/21/2015	4,410,000	Louisville Gas and Electric Company (PPL 3.30% October 1, 2025)	100	353,848.000	9/21/2015	99.957	(i) Issued under 1933 Act	354,000.000	BNP Paribas, Goldman, Sachs & Co., JPMorgan, Mizuho Securities, CIBC, PNC Capital Markets LLC, SunTrust Robinson Humphrey, US Bancorp	BNP Paribas Securities Corp.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.45%	USD	871829AZ0	9/23/2015	8,822,000	Sysco Corporation (SYY 3.75% October 1, 2025)	100	388,000.000	9/23/2015	100	(i) Issued under 1933 Act	388,000.000	Goldman Sachs & Co.,
JPMorgan, TD Securities, Wells
Fargo Securities, HSBC, US
Bancorp, PNC Capital Markets
LLC, Santander, The Williams
Capital Group, L.P., BB & T
Capital Markets, Comerica
Securities, BNY Mellon Capital
															Markets, LLC, Rabo Securities	Goldman Sachs and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	206,716,000.00	0.65%	USD	595620AM7	10/5/2015	4,664,547	MidAmerican Energy Company (3.50% October 15, 2024)	103	503,353.000	10/5/2015	103.358	(i) Issued under 1933 Act	487,000.000	Barclays, Mizuho Securities, US
Bancorp, Wells Fargo Securities,
BNP Paribas, Citigroup, BMO
Capital Markets, BNY Mellon
Capital Markets, LLC,
JPMorgan, KeyBanc Capital
Markets, MUFG, PNC Capital
Markets LLC, RBC Capital
Markets, SMBC Nikko,
SunTrust Robinson Humphrey,
The Williams Capital Group,
															L.P.	Mizuho Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.25%	USD	37045XBB1	10/7/2015	21,323,187	General Motors Financial Company Inc. (GM 3.10% January 15, 2019)	100	282,870.000	10/7/2015	99.954	(i) Issued under 1933 Act	283,000.000	BofA Merrill Lynch, Deutsche
Bank Securities, JPMorgan,
Lloyds Securities, Societe
Generale Corporate &
Investment Banking, BNY
Mellon Capital Markets, LLC,
Itau BBA, Santander, C.L. King
& Associates, Great Pacific
Securities, Siebert Brandford
															Shank & Co.	Deutshce Bank Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.65%	USD	46132FAD2	10/8/2015	8,644,639	Invesco Finance plc (IVZ 3.75% January 15, 2026)	100	565,537.000	10/8/2015	99.742	(i) Issued under 1933 Act	567,000.000	Morgan Stanley, BofA Merrill Lynch, Citigroup, BNY Mellon Capital Markets, LLC, CIBC, HSBC, JPMorgan, MUFG, TD Securities, Wells Fargo Securities	Morgan Stanley and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.35%	USD	60682VAD2	10/13/2015	1,498,815	Mitsubishi UFJ Trust and Banking Corp. (MUFG 2.65% October 19, 2020 144A)	100	1,498,815.000	10/13/2015	99.921	(v) Eligible Rule 144A	1,500,000.000	Citigroup Global Markets Inc, JPMorgan, Mitsubishi UFJ Securities Co Ltd, Morgan Stanley, Bank of America Merrill Lynch, Barclays Capital, Goldman Sachs Group Inc., Nomura Securities International	Morgan Stanley and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.35%	USD	064159GW0	10/14/2015	43,797,542	Bank of Nova Scotia (BNS 2.35% October 21, 2020)	100	1,242,590.000	10/14/2015	99.967	(i) Issued under 1933 Act	1,243,000.000	Scotiabank, JPMorgan, Morgan Stanley, BofA Merrill Lynch, Wells Fargo Securities, Barclays, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., HSBC	Scotia Capital

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.45%	USD	14040HBJ3	10/26/2015	43,032,557	Capital One Financial Corportion (COF 4.20% October 29, 2025)	100	524,958.000	10/26/2015	99.992	(i) Issued under 1933 Act	525,000.000	Citigroup, Credit Suisse, Deutsche Bank Securities, JPMorgan, Capital One Securities, Goldman, Sachs & Co., RBC Capital Markets	Credit Suisse Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.40%	USD	00440EAU1	10/27/2015	15,045,020	ACE INA Holdings Inc. (ACE 2.875% November 3, 2022)	100	451,430.000	10/27/2015	99.874	(i) Issued under 1933 Act	452,000.000	Morgan Stanley, JPMorgan,
Citigroup, MUFG, Wells Fargo
Securities, ANZ Securities,
Barclays, BofA Merrill Lynch,
Goldman, Sachs & Co., HSBC,
ING, Lloyds Securities, RBS,
BNY Mellon Capital Markets,
LLC, Deutsche Bank Securities,
RBC Capital Markets, Standard
Chartered Bank, BNP Paribas,
Boenning & Scattergood, Inc.,
Credit Suisse, Drexel Hamilton,
Lebenthal Capital Markets,
Macquarie Capital, UBS
Investment Bank, The Williams
															Capital Group, L.P.	Morgan Stanley and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.40%	USD	00440EAV9	10/27/2015	8,535,715	ACE INA Holdings Inc. (ACE 3.35% May 3, 2026)	100	299,079.000	10/27/2015	99.693	(i) Issued under 1933 Act	300,000.000	Morgan Stanley, JPMorgan,
Citigroup, MUFG, Wells Fargo
Securities, ANZ Securities,
Barclays, BofA Merrill Lynch,
Goldman, Sachs & Co., HSBC,
ING, Lloyds Securities, RBS,
BNY Mellon Capital Markets,
LLC, Deutsche Bank Securities,
RBC Capital Markets, Standard
Chartered Bank, BNP Paribas,
Boenning & Scattergood, Inc.,
Credit Suisse, Drexel Hamilton,
Lebenthal Capital Markets,
Macquarie Capital, UBS
Investment Bank, The Williams
															Capital Group, L.P.	Morgan Stanley and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.25%	USD	44891AAC1	10/27/2015	10,741,711	Hyundai Capital America (HYNMTR 2.40% October 30, 2018 144A)	100	735,912.000	10/27/2015	99.988	(v) Eligible Rule 144A	736,000.000	Bank of America Merrill Lynch, BNP Paribas, Citigroup Global Markets Inc., Credit Agricole Securities USA Inc., Deutsche Bank Securities Inc., JPMorgan Securities, TD Securities USA LLC	BNP Paribas Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.65%	USD	74340XBE0	10/27/2015	13,197,797	Prologis, L.P. (PLD 3.75% November 1, 2025)	99	188,824.000	10/27/2015	99.381	(i) Issued under 1933 Act	190,000.000	Morgan Stanley, BofA Merrill
Lynch, Goldman, Sachs & Co.,
Citigroup, JPMorgan, Wells
Fargo Securities, SMBC Nikko,
MUFG, Mizuho Securities,
HSBC, Scotiabank, ING, Credit
Agricole CIB, PNC Capital
Markets LLC, US Bancorp,
BBVA, RBS, Regions Securities
															LLC, BNP Paribas	Morgan Stanley and Company

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	335,790,000.00	0.40%	USD	33843LAA3	10/28/2015	69,589,785	Flagship Credit Auto Trust 2015-3A (FCAT 2015-3A 2.38% October 15, 2020 144A)	100	4,788,985.000	10/28/2015	100	(v) Eligible Rule 144A	4,789,000.000	Deutsche Bank Securities, Wells Fargo Securities, Barclays, Citigroup, JPMorgan	Deutshce Bank Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	44,540,000.00	0.40%	USD	33843LAB1	10/28/2015	9,106,115	Flagship Credit Auto Trust 2015-3B (FCAT 2015-3B 3.68% March 15, 2022 144A)	100	756,843.000	10/28/2015	99.979	(v) Eligible Rule 144A	757,000.000	Deutsche Bank Securities, Wells Fargo Securities, Barclays, Citigroup, JPMorgan	Deutshce Bank Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	40,430,000.00	0.40%	USD	33843LAC9	10/28/2015	8,171,456	Flagship Credit Auto Trust 2015-3C (FCAT 2015-3C 4.65% March 15, 2022 144A)	100	692,784.000	10/28/2015	99.969	(v) Eligible Rule 144A	693,000.000	Deutsche Bank Securities, Wells Fargo Securities, Barclays, Citigroup, JPMorgan	Deutshce Bank Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.65%	USD	582839AH9	10/29/2015	6,104,435	Mead Johnson Nutrition Company (MJN 4.125% November 15, 2025)	100	230,903.000	10/29/2015	99.958	(i) Issued under 1933 Act	231,000.000	Citigroup, JPMorgan, Morgan Stanley, BofA Merrill Lynch, HSBC, MUFG	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.88%	USD	594918BK9	10/29/2015	14,688,462	Microsoft Corporation (MSFT 4.20% November 3, 2035)	100	460,697.000	10/29/2015	99.718	(i) Issued under 1933 Act	462,000.000	BofA Merrill Lynch, JPMorgan,
Wells Fargo Securities, Barclays,
Citigroup, Goldman, Sachs &
Co., HSBC, CastleOak
Securities, L.P., Loop Capital
Markets, MFR Securities, Inc.,
Mischler Financial Group, Inc.,
Ramirez & Co., Inc., The
															Williams Capital Group, L.P.	Wells Fargo Advisors

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.88%	USD	594918BM5	10/29/2015	47,681,482	Microsoft Corporation (MSFT 4.75% November 3, 2055)	100	579,829.000	10/29/2015	99.627	(i) Issued under 1933 Act	582,000.000	BofA Merrill Lynch, JPMorgan,
Wells Fargo Securities, Barclays,
Citigroup, Goldman, Sachs &
Co., HSBC, CastleOak
Securities, L.P., Loop Capital
Markets, MFR Securities, Inc.,
Mischler Financial Group, Inc.,
Ramirez & Co., Inc., The
															Williams Capital Group, L.P.	Wells Fargo Advisors

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.35%	USD	406216BF7	11/5/2015	9,896,670	Halliburton Company (HAL 2.70% November 15, 2020)	100	127,738.000	11/5/2015	99.795	(i) Issued under 1933 Act	128,000.000	BofA Merrill Lynch, Citigroup,
Credit Suisse, Mizuho Securities,
Deutsche Bank Securities,
HSBC, Barclays, DNB Markets,
JPMorgan, MUFG, US Bancorp,
Wells Fargo Securities,
Scotiabank, SMBC Nikko,
Standard Chartered Bank,
															BBVA, Lloyds Securities	Credit Suisse Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.40%	USD	406216BH3	11/5/2015	5,918,203	Halliburton Company (HAL 3.375% November 15, 2022)	100	412,665.000	11/5/2015	99.919	(i) Issued under 1933 Act	413,000.000	BofA Merrill Lynch, Citigroup,
Credit Suisse, Mizuho Securities,
Deutsche Bank Securities,
HSBC, Barclays, DNB Markets,
JPMorgan, MUFG, US Bancorp,
Wells Fargo Securities,
Scotiabank, SMBC Nikko,
Standard Chartered Bank,
															BBVA, Lloyds Securities	Credit Suisse Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.75%	USD	406216BJ9	11/5/2015	5,916,461	Halliburton Company (HAL 4.85% November 15, 2035)	100	396,897.000	11/5/2015	99.974	(i) Issued under 1933 Act	397,000.000	BofA Merrill Lynch, Citigroup,
Credit Suisse, Mizuho Securities,
Deutsche Bank Securities,
HSBC, Barclays, DNB Markets,
JPMorgan, MUFG, US Bancorp,
Wells Fargo Securities,
Scotiabank, SMBC Nikko,
Standard Chartered Bank,
															BBVA, Lloyds Securities	Credit Suisse Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.12%	USD	822582BP6	11/5/2015	4,111,305	Shell International Finance B.V. (RDSALN 2.25% November 10, 2020)	99	220,781.000	11/5/2015	99.451	(i) Issued under 1933 Act	222,000.000	Citigroup, Deutsche Bank Securities, JPMorgan	Deutsche Bank Securities

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.60%	USD	98978VAJ2	11/9/2015	3,270,677	Zoetis Inc.(ZTS 3.45% November 13, 2020)	100	209,723.000	11/9/2015	99.868	(i) Issued under 1933 Act	210,000.000	BofA Merrill Lynch, Barclays,
Citigroup, JPMorgan, Morgan
Stanley, BNP Paribas, HSBC,
RBC Capital Markets, Deutsche
Bank Securities, Loop Capital
Markets, Rabo Securities,
Standard Chartered Bank, TD
															Securities	Barclays Capital Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.65%	USD	98978VAK9	11/9/2015	5,655,905	Zoetis Inc.(ZTS 4.50% November 13, 2025)	100	433,995.000	11/9/2015	99.769	(i) Issued under 1933 Act	435,000.000	BofA Merrill Lynch, Barclays,
Citigroup, JPMorgan, Morgan
Stanley, BNP Paribas, HSBC,
RBC Capital Markets, Deutsche
Bank Securities, Loop Capital
Markets, Rabo Securities,
Standard Chartered Bank, TD
															Securities	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	600,000,000.00	0.65%	USD	341081FM4	11/16/2015	14,696,006	Florida Power & Light Company (NEE 3.125% December 1, 2025)	100	1,237,979.000	11/16/2015	99.837	(i) Issued under 1933 Act	1,240,000.000	BNP Paribas, JPMorgan, MUFG,
Scotiabank, TD Securities, US
Bancorp, BB&T Capital
Markets, Loop Capital Markets,
PNC Capital Markets LLC,
Regions Securities LLC,
Santander, SMBC Nikko, Drexel
															Hamilton, Guzman & Company	US Bancorp Investments

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.40%	USD	539830BG3	11/16/2015	4,847,824	Lockheed Martin Corporation (LMT 3.10% January 15, 2023)	99	383,533.000	11/16/2015	99.361	(i) Issued under 1933 Act	386,000.000	Citigroup, Goldman, Sachs &
Co., JPMorgan, Morgan Stanley,
BofA Merrill Lynch, Credit
Agricole CIB, Mizuho
Securities, Wells Fargo
Securities, Lloyds Securities, US
Bancorp, ANZ Securities,
Barclays, RBC Capital Markets,
SMBC Nikko, TD Securities,
UniCredit Capital Markets,
Academy Securities, Blaylock
Beal Van, LLC, C.L. Kind &
Associates, Drexel Hamilton,
Mischler Financial Group, Inc.,
Ramirez & Co., Inc., Siebert
Brandford Shank & Co., L.L.C.,
The Williams Capital Group,
															L.P.	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.75%	USD	539830BK4	11/16/2015	4,891,481	Lockheed Martin Corporation (LMT 3.10% January 15, 2023)	98	428,802.000	11/16/2015	98.124	(i) Issued under 1933 Act	437,000.000	Citigroup, Goldman, Sachs &
Co., JPMorgan, Morgan Stanley,
BofA Merrill Lynch, Credit
Agricole CIB, Mizuho
Securities, Wells Fargo
Securities, Lloyds Securities, US
Bancorp, ANZ Securities,
Barclays, RBC Capital Markets,
SMBC Nikko, TD Securities,
UniCredit Capital Markets,
Academy Securities, Blaylock
Beal Van, LLC, C.L. Kind &
Associates, Drexel Hamilton,
Mischler Financial Group, Inc.,
Ramirez & Co., Inc., Siebert
Brandford Shank & Co., L.L.C.,
The Williams Capital Group,
															L.P.	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.60%	USD	120568AW0	11/19/2015	6,193,669	Bunge Limited Finance Corp. (BG 3.50% November 24, 2020)	100	275,763.000	11/19/2015	99.914	(i) Issued under 1933 Act	276,000.000	Citigroup, HSBC, JPMorgan,
Mizuho Securities, BNP Paribas,
Morgan Stanley, Rabo
Securities, SMBC Nikko,
SunTrust Robinson Humphrey,
ABN AMRO, Credit Agricole
CIB, ING, Lloyds Securities,
Natixis, Societe Generale,
															Standard Chartered Bank	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,249,232,000.00	0.25%	USD	3137BM6D3	11/19/2015	46,608,000	Freddie Mac KF12A (FHMS KF12 A FRN September 25, 2022)	100	5,092,000.000	11/19/2015	100	(v) Eligible Rule 144A	5,092,000.000	Barclays, Morgan Stanley, Goldman, Sachs & Co., JPMorgan, PNC Capital Markets LLC, Ramirez & Co., Inc.	Barclays Capital Inc.

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	600,000,000.00	0.60%	USD	776743AA4	11/30/2015	7,750,054	Roper Technologies Inc. (ROP 3.00% December 15, 2020)	100	315,880.000	11/30/2015	99.962	(i) Issued under 1933 Act	316,000.000	BofA Merrill Lynch, JPMorgan, Wells Fargo Securities, MUFG, Barclays, SunTrust Robinson Humphrey, Mizuho Securities	Wells Fargo Advisors

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	700,000,000.00	0.65%	USD	775109BE0	12/1/2015	3,640,564	Rogers Communications Inc. (RCICN 3.625% December 15, 2025)	99	256,070.160	12/1/2015	99.25	(i) Issued under 1933 Act	258,000.000	Citigroup, JPMorgan, Scotiabank, TD Securities, BofA Merrill Lynch, BMO Capital Markets, CIBC Capital Markets, Mizuho Securities, MUFG, RBC Capital Markets, SMBC Nikko	Citigroup Global Markets

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.40%	USD	2027A0HR3	12/2/2015	39,498,069	Commonwealth Bank Aust (CBAAU 4.50% December 9, 2025) 144A	100	701,544.790	12/2/2015	99.793	(v) Eligible Rule 144A	703,000.000	Citigroup Global Markets, Goldman Sachs, JPMorgan, Credit Suisse	Goldman Sachs

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.75%	USD	58013MEZ3	12/2/2015	12,407,045	McDonald’s Corporation (MCD 4.70% December 9, 2035)	100	549,231.000	12/2/2015	99.679	(i) Issued under 1933 Act	551,000.000	Citigroup Global Markets,
Goldman Sachs, JPMorgan,
Merrill Lynch, Pierce, Fenner &
Smith, Mizuho Securities USA,
Morgan Stanley, SG Americas
Securities, ANZ Securities,
Barclays, Blaylock Beal Van,
BNP Paribas, Drexel Hamilton,
															HSBC, ING, Lebenthal & Co.,	Morgan Stanley

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.60%	USD	55616XAN7	12/7/2015	8,327,581	Macy’s Retail Holdings Inc. (M 3.45 15JAN21)	100	851,139.000	12/7/2015	99.899	(i) Issued under 1933 Act	852,000.000	BofA Merrill Lynch, Credit
Suisse, JPMorgan, Goldman
Sachs & Co., US Bancorp, Wells
Fargo Securities, BNY Mellon
Capital Markets, LLC, Citigroup,
Fifth Third Securities, Loop
Capital Markets, MUFG, PNC
Capital Markets LLC, Ramirez
& Co., Inc., Standard Chartered
															Bank	Credit Suisse

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,750,000,000.00	0.35%	USD	89114QBC1	12/7/2015	52,796,244	The Toronto Dominion Bank (TD 2.50% December 14, 2020)	100	1,097,635.000	12/7/2015	99.785	(i) Issued under 1933 Act	1,100,000.000	TD Securities, JPMorgan, Morgan Stanley, UBS, Desjardins Securities, Merrill Lynch, Pierce Fenner & Smith, nabSecurities, LLC, The Williams Capital Group, L.P., U.S. Bancorp Investments, Inc.	TD Securities USA LLC

Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	850,000,000.00	0.40%	USD	806851AE1	12/10/2015	7,730,549	Schlumberger Holdings Corp. (SLB 3.625 21DEC22) 144A	100	993,656.750	12/10/2015	99.865	(v) Eligible Rule 144A	995,000.000	BofA Merrill Lynch, Deutsche Bank, Goldman Sachs, JPMorgan, Mitsubishi UFJ Financial, Morgan Stanley, RBC Capital Markets, Societe Generale	Morgan Stanley

Variable Portfolio—Partners Small Cap Growth Fund	Wells Fargo Securities	91,071,435.00	$1.05/share	USD	55276F107	7/17/2015	4,000,575	MCBC Holdings Inc	15	556,665.000	7/17/2015	15	(i) Issued under 1933 Act	37,111.000	Robt. Baird, Raymond James, Wells Fargo	Raymond James

Variable Portfolio—Partners Small Cap Growth Fund	Wells Fargo Securities	91,071,436.00	$1.05/share	USD	55276F108	7/17/2015	4,000,575	MCBC Holdings Inc	16	2,760.000	7/17/2015	15	(i) Issued under 1933 Act	184.000	Robt. Baird, Raymond James, Wells Fargo	Wunderlich Securities Inc

Variable Portfolio—Partners Small Cap Growth Fund	Wells Fargo Securities	76,562,500.00	$0.52/share	USD	84920Y106	9/25/2015	5,293,985	Sportsman’s Warehouse Holdings Inc	12	831,015.500	9/25/2015	12.25	(i) Issued under 1933 Act	67,838.000	Credit Suisse, Goldman Sachs	Credit Suisse

In addition to the information above, the Fund’s Board of Trustees receives, pursuant to the Fund’s procedures adopted under Rule 10f-3, from representative(s) of the Fund’s adviser or, if the transaction is effected for a portion of the Fund managed by a subadviser, the Fund’s subadviser, a report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph (c)(1) through (c)(8) of Rule 10f-3.